UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 2, 2015 (December 2, 2015)

Date of report (Date of earliest event reported)

EXELON CORPORATION

(Exact Name of Registrant As Specified In Charter)

Pennsylvania	1-16169	23-2990190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 South Dearborn Street

P.O. Box 805379

Chicago Illinois 60680-5379

(Address of Principal Executive Offices, including Zip Code)

(800) 483-3220

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 2, 2015, Exelon Corporation (the “Company”) completed a private offer to exchange (i) new 3.950% notes due 2025 (the “new 2025 notes”) for any and all of its outstanding 3.950% notes due 2025 (the “outstanding 2025 notes”); (ii) new 4.950% notes due 2035 (the “new 2035 notes”) for any and all of its outstanding 4.950% notes due 2035 (the “outstanding 2035 notes”); and (iii) new 5.100% notes due 2045 (together with the new 2025 notes and the new 2035 notes, the “new notes”) for any and all of its outstanding 5.100% notes due 2045 (the “outstanding 2045 notes” and, together with the outstanding 2025 notes and the outstanding 2035 notes, the “outstanding notes”) (the “Exchange Offer”).

The new notes have been issued pursuant to the Indenture (as defined herein). The disclosure under Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

The Company has not registered the new notes under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Exchange Offer was made, and the new notes have been issued, only to holders of existing notes that are (i) “qualified institutional buyers” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), in a private transaction in reliance upon an exemption from the registration requirements of the Securities Act, or (ii) not “U.S. persons” as that term is defined in Rule 902 under the Securities Act, in offshore transactions in reliance upon Regulation S under the Securities Act.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The new notes were issued pursuant to an Indenture, dated as of June 11, 2015 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, National Association, as trustee, as supplemented by the Second Supplemental Indenture thereto, dated as of December 2, 2015 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The Base Indenture was previously filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K dated June 11, 2015. The Second Supplemental Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K. Each of the Base Indenture and the Second Supplemental Indenture are incorporated herein by reference. The description of the Indenture is qualified in its entirety by reference to such exhibits.

The new notes bear interest at the applicable rate per annum listed above, payable semi-annually in arrears on June 15 and December 15 of each year, beginning on December 15, 2015. The new notes are the Company’s direct unsecured general obligations and rank equally with all of its existing and future unsecured and unsubordinated debt.

Upon the first to occur of either (i) June 30, 2016, if the Company’s acquisition of Pepco Holdings, Inc. (the “Merger”) is not consummated on or prior to such date, provided that, if all conditions to closing the Merger have been satisfied by June 30, 2016 (other than those to be satisfied on the closing date thereof and the receipt of approvals from all applicable regulatory authorities) and, in our judgment, all conditions to closing the Merger are reasonably likely to be satisfied by August 31, 2016, then August 31, 2016, or (ii) the date on which the agreement relating to the Merger is terminated, the Company will be required to redeem the new notes (the “Special Mandatory Redemption”) in whole, at a redemption price equal to 101% of the aggregate principal amount of such series of new notes, plus accrued and unpaid interest from and including the date of initial issuance of the outstanding notes, or the most recent date to which interest has been paid, whichever is later, to but not including the date of the Special Mandatory Redemption. The Company may also redeem the new notes, at its option, in whole, at any time prior to August 31, 2016, at a redemption price equal to 101% of the aggregate principal amount of such series of new notes, plus accrued and unpaid interest from and including the date of initial issuance of the outstanding notes, or the most recent date to which interest has been paid, whichever is later, to but not including the date of redemption, if, in the Company’s judgment, the Merger will not be consummated on or prior to August 31, 2016.

The Company may redeem any series of new notes at any time prior to maturity, in whole or in part, upon at least 15 days’ and not more than 60 days’ notice, at the redemption prices described in Section 5 of the Second Supplemental Indenture.

The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the Indenture, payment default and certain events of bankruptcy and insolvency. If an event of default occurs and is continuing, the Trustee or holders of at least 33% in principal amount outstanding of the applicable series of new notes may declare the principal and the accrued and unpaid interest, if any, on all of such series of new notes to be due and payable. These events of default are subject to a number of important qualifications, limitations and exceptions that are described in the Indenture.

Reference is made to each form of new notes attached as Exhibit 4.2 for additional events of default and other terms and conditions of each series of the new notes.

In connection with the issuance of the new notes, the Company has entered into a Registration Rights Agreement (the “Registration Rights Agreement”), dated as of December 2, 2015, with Barclays Capital Inc. and Goldman, Sachs & Co., as dealer managers for the Exchange Offer. Pursuant to the Registration Rights Agreement, the Company is obligated to file a registration statement with respect to an offer to exchange the new notes for substantially similar notes of the Company that are registered under the Securities Act or, in certain circumstances, to register the resale of the new notes. The registered exchange notes, if and when issued, will have terms identical in all material respects to the new notes, except that their issuance will have been registered under the Securities Act.

The Company will generally be required to file the registration statement no later than 120 days after the settlement date of the Exchange Offer (the “Registration Rights Issue Date”) and to cause such registration statement to become effective no later than 180 days after the Registration Rights Issue Date (unless the registration statement is reviewed by the Securities and Exchange Commission, in which case no later than 240 days after the Registration Rights Issue Date). If it fails to satisfy these and other obligations contained in the Registration Rights Agreement, the Company will be obligated to make additional payments of interest to the holders of the new notes as described in the Registration Rights Agreement.

A copy of the Registration Rights Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K.

Item 8.01.	Other Events.

On December 1, 2015, the Company announced the expiration at 11:59 p.m., New York City time, on November 30, 2015 (the “Expiration Date”), of the Exchange Offer. At the Expiration Date, according to D.F. King & Co., Inc., the exchange agent for the Exchange Offer (“D.F. King”), the aggregate principal amount of outstanding 2025 notes validly tendered and not withdrawn was $807,082,000, the aggregate principal amount of outstanding 2035 notes validly tendered and not withdrawn was $333,485,000 and the aggregate principal amount of outstanding 2045 notes validly tendered and not withdrawn was $741,001,000. The Company settled the Exchange Offer and issued the new notes on December 2, 2015 (the “Exchange Offer Settlement Date”).

On November 27, 2015, the Company issued a notice of redemption, pursuant to the special optional redemption provisions of the outstanding notes, for any outstanding notes not exchanged for new notes in the Exchange Offer, at a redemption price equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest from and including the date of initial issuance thereof (the “Redemption”). The Company completed the Redemption on the Exchange Offer Settlement Date.

A copy of the press release announcing the expiration of the Exchange Offer is attached hereto and incorporated by reference as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Registration Rights Agreement, dated as of December 2, 2015, among Exelon Corporation, Barclays Capital Inc. and Goldman, Sachs & Co.

4.1	Second Supplemental Indenture, dated as of December 2, 2015, among Exelon Corporation and The Bank of New York Mellon Trust Company, National Association, as trustee

4.2	Form of the new notes (included in Exhibit 4.1)

99.1	Press Release issued by Exelon Corporation on December 1, 2015 announcing the expiration of the Exchange Offer

This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (a) the following sections of Exelon’s Annual Report on Form 10-K for the year ended December 31, 2014: (1) ITEM 1A.

Risk Factors, (2) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (3) ITEM 8. Financial Statements and Supplementary Data: Note 22; (b) the following sections of Exelon’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015: (1) Part I, Financial Information, ITEM 1. Financial Statements: Note 17, (2) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (3) Part II, Other Information, ITEM 1A. Risk Factors; (c) the following sections of Exelon’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2015: (1) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, (2) Part I, Financial Information, ITEM 1. Financial Statements: Note 19 and (3) Part II, Other Information, ITEM 1A. Risk Factors; (d) those factors discussed in the following sections of Exelon’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2015: (1) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, (2) Part I, Financial Information, ITEM 1. Financial Statements: Note 19 and (3) Part II, Other Information, ITEM 1A. Risk Factors and (e) other factors discussed in filings with the SEC by Exelon. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. Neither of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2015	EXELON CORPORATION

/s/ Jonathan W. Thayer
Name: Jonathan W. Thayer
Title: Senior Executive Vice President and Chief Financial Officer Exelon Corporation

Exhibit Index

Exhibit No.	Description

1.1	Registration Rights Agreement, dated as of December 2, 2015, among Exelon Corporation, Barclays Capital Inc. and Goldman, Sachs & Co.

4.1	Second Supplemental Indenture, dated as of December 2, 2015, among Exelon Corporation and The Bank of New York Mellon Trust Company, National Association, as trustee

4.2	Form of the new notes (included in Exhibit 4.1)

99.1	Press Release issued by Exelon Corporation on December 1, 2015 announcing the expiration of the Exchange Offer